Investor Presentation For Brunswick UBS Telecommunications Conference London, UBS Conference Center 4 March 2005 Golden Telecom, Inc., NASDAQ: "GLDN" is a leading facilities-based provider of integrated telecommunications and Internet services in major population centers throughout Russia and other countries of the Commonwealth of Independent States ("CIS"). www.goldentelecom.com | info@goldentelecom.com Golden Telecom, Inc. Ranjit Singh, VP Corporate Finance, Head of Investor Relations

Agenda Investment Highlights Market and Business/Strategy Overview

Investment Highlights Unique value proposition Growth rate of an independent operator Geographic reach and profitability of an incumbent Solid and growing market share with attractive corporate customer base in an expanding economy Independent corporate operator of choice with blue chip customers - Golden Telecom serves 250 of the Top 500 Russian companies (by revenue size) Widest geographic reach in Russia amongst independent operators #1 in corporate market in key cities of Moscow, Kiev, N. Novgorod, and #2 in St. Petersburg Continued expansion of Russian economy will stimulate further demand Profitable, cash generative business model with modest capital expenditure needs Operating cash flow positive since 1998 Net income positive since 1st Quarter 2002 Capital expenditure of $110 to 115 mm in 2004 (approximately 19-20% or revenue) Poised for significant growth both organically and through consolidation Golden Telecom's continued focus on the fragmented regional market will further solidify market share Strong management team and committed shareholders Recent new additions of COO, CFO, General Counsel, and Chief Risk Officer strengthen a strong, motivated, and proven management team Shareholder structure is a strong mix of Russian and foreign strategic and financial investors committed to maximising shareholder value US Corporate Governance mixed with Russian Emerging Market Business Environment Traded publicly on NASDAQ (Ticker Symbol: GLDN) since 1999 Total Shares Outstanding: 36,322,490 (as of December 31, 2004) Market Capitalization as of March 1, 2005: 1.1 Billion (closing share price March 1, 2005: $30.41)

Shareholder and Corporate Structure Shareholder and Corporate Structure LLC Golden Telecom 100% ( Ukraine ) TeleRoss 50 - 100% owned subsidiaries LLC ADS ( Nizhny Novgorod ) 58% LLP SA Telcom 100% ( Kazakhstan ) LLC SibChallenge Telecom 100% ( Krasnoyarsk ) CJSC WestBalt Telecom ( Kaliningrad ) 62% CJSC Samara Telecom ( Samara ) 50%+ 1 share JV Buzton ( Uzbekistan ) 54% and Major Subsidiaries LLC EDN Sovintel 100% LLC Golden Telecom 100% ( Ukraine ) LLC Golden Telecom 100% ( Ukraine ) TeleRoss 50 - 100% owned subsidiaries TeleRoss 50 - 100% owned subsidiaries LLC ADS ( Nizhny Novgorod ) 58% LLC ADS ( Nizhny Novgorod ) 58% LLP SA Telcom 100% ( Kazakhstan ) LLP SA Telcom 100% ( Kazakhstan ) LLC SibChallenge Telecom 100% ( Krasnoyarsk ) LLC SibChallenge Telecom 100% ( Krasnoyarsk ) CJSC WestBalt Telecom ( Kaliningrad ) 62% CJSC WestBalt Telecom ( Kaliningrad ) 62% CJSC Samara Telecom ( Samara ) 50%+ 1 share CJSC Samara Telecom ( Samara ) 50%+ 1 share JV Buzton ( Uzbekistan ) 54% JV Buzton ( Uzbekistan ) 54% Golden Telecom, Inc. and Major Subsidiaries As of December 31, 2004

Strategic Shareholders Strategic shareholder since May 2001 3 Board seats (out of 10) One of the largest financial and industrial groups in Russia Partner with Telenor in VimpelCom since 2001 and in Kievstar since mid-2002 Shareholder since September 2002 (Sovintel deal) 1 Board seat Nominates one independent director Russia's monopoly long-distance carrier Our largest supplier of long distance capacity Strategic shareholder since December 2003 (Comincom deal) 2 Board seats One of the largest strategic foreign investors in the Russian telecom sector Partner with Alfa in VimpelCom since 2001 and in Kievstar since mid-2002

Agenda Investment Highlights Market and Business/Strategy Overview

Russia Macro Economic Development & Demand Russia Macro Economic Development & Demand GDP growth in Russia Source: Actual data by Economist, World Markets Research Centre; Forecast figures - by RF Ministry of Economic Development Source: iKS-Consulting; World Markets Research Centre Source: iKS-Consulting; World Markets Research Centre Historic Penetration levels in Russia Russian Macro Economics & Growth GDP growth up to 7% Stable political environment Progress with tax reform Trade surplus, stable currency, and high commodity prices Central Bank foreign exchange reserves are at all- time high levels Russia's credit rating upgraded by S&P "BBB-" (investment grade) with a stable outlook in January 2005. Moody (Oct. 2003): Baa3 (investment grade) Fitch (Nov. 2004): BBB- (investment grade) Russian Telecom Industry Continues Growth 2% of GDP for telecom industry is considerably below 4-5% average for developed countries Low penetration levels across telecom spectrum: Fixed line penetration is 27%; Mobile penetration is 52%; and Internet penetration is 9%

Russian Telecom Market Source: Ministry of Communications, IKS-Consulting; J'Son & Partners Russian Federation Telecom Market Structure, 1H 2004 Fixed line 49% Mobile 41% Other 10% Excel.Chart.8

Russian Fixed Line Market Forecast: Breakdown By Services Breakdown By Services Breakdown By Services Breakdown By Services Breakdown By Services Breakdown By Services Breakdown By Services Source: Ministry of Communications, IKS-Consulting; J'Son & Partners

Golden Telecom's Russian Market Position Russian independent operators, 2004 Other 39% Golden Telecom 22% Gamma Group 15% Systema Telecom 15% Equant 5% Antel Holding 4% Source: Ministry of Communications, IKS-Consulting; J'Son & Partners Golden Telecom has the leading market share of 22% in Russia amongst independent operators. Golden Telecom also has leading positions in Nizhniy Novgorod (#1), Kiev (#1), and St. Petersburg (#2) among independent operators.

Source: Ministry of Communications, IKS-Consulting; J'Son & Partners 2000 2001 2002 2003 2004 (f) Telecom 0.03 0.28 0.2 0.24 0.58 GDP 0.01 0.18 0.11 0.1698 0.2173 2000 2001 2002 2003 2004 (f) Telecom 0.036 0.04 0.045 0.051 0.0746 Ukrainian Telecom Market

Golden Telecom's Ukrainian Market Position Farlep Velton Optima Telecom Golden Telecom Other Farlep 24.37460913 17.30769231 25.23452158 22.4 67.38586617 Ukrtelecom Optima Telecom Lucky Net Infocom Golden Telecom Farlep Datacom Other Revenue 32212.52345 11101.98562 8598.311445 7858.051907 8168.66 3757.332708 2832.911194 28604.94059 IP Telecom (Optima) Svit Online (GT) Global Ukraine Optimag (Optima) Sitel Other Market Share 31 16 6 10 15 22

Bussines and Corporate Carrier and Operator Consumer Internet Mobile 55.64 33.72 7.87 2.77 Breakdown of Golden Telecom's Business Segments Source: GTI Form 10-Q 9/30/2004. Percentages equal the Nine months ended Revenue from external customers

How Do Golden Telecom's Various Business Segments Fit Together? Operators: Bulk Revenues at Low Incremental Cost Consumer Internet: Anticipation of Rapid Growth Business Customers: Our Core Customers Our Carrier and Operator Services customers include DLD and ILD carriers, local fixed network operators, mobile network operators, internet service providers (ISPs), and voice over IP (VoIP) operators. Our internet customers are mainly dial-up consumers in Russia, Ukraine, and Kazakhstan, and our mobile customers are located in Ukraine (Kiev and Odessa). We leverage our business services and networks into operator and consumer markets, thereby diversifying our revenue streams and improving profitability through economies of scale and scope Our Business and Corporate Services customers include: Large Customers such as multi-nationals companies (MNCs), financial institutions, business centres, hotels, developers, and other local enterprises; and Small and medium business enterprises (SMEs)

Operators: Bulk Revenues at Low Incremental Cost Consumer Internet: Anticipation of Rapid Growth Business Customers: Our Core Customers Why business customers? High and stable growth Higher gross margins Lower customer turnover Ability to differentiate ourselves with a strong brand Customer "ownership" through network quality, customer service, and product offerings protects from customer migration up the supply chain (for example to MGTS or to Rostelecom) Why operators? Originating and terminating traffic for Golden Telecom's proprietary customers Optimizing network through capacity utilization Lower gross margin, but also low associated SG&A Relationship with operators for local access and numbering Active participation in VoIP traffic - capturing revenues which bypass traditional voice channels in both Russia and the CIS Why consumer Internet? Further capacity utilization by "filling" the network during night hours Wide geographic coverage through many points of presence provides excellent technological platform for building a unique and strong brand Very low internet penetration in Russia offers high potential for exponential growth New technologies may open new markets How Do Golden Telecom's Various Business Segments Fit Together? We leverage our business services and networks into operator and consumer markets, thereby diversifying our revenue streams and improving profitability through economies of scale and scope

Customer segments Offered Services By Product Lines and Customer Segments

Starting with its leadership position in Moscow, Golden Telecom has become the leading independent fixed-line voice services provider in Russia and the CIS Source: iKS-Consulting Moscow Operators, 2004 Golden Telecom 36% Systema Telecom 27% Antel Holding 3% Equant 7% Other 24% Gamma Group 3% Golden Telecom is the #1 Corporate Voice, Data, and Internet Services Provider in Moscow. Moscow Market: Moscow business market value 2004(f): $1,500 mm Voice business market value 2004(f): $1,056 mm, with growth expectations in 2005 of 7-8% Data and Internet market value 2004(f): $420 mm, with growth expectations in 2005: 30% Golden Telecom in the Moscow Market: Historic focus on development of the higher end of the market - large corporate customers Current and future growth priorities: SME/SOHO market segment and sales to governmental entities Voice services expected to remain a large contributor to revenues and EBITDA Business and Corporate Services: Golden Telecom's Position in the Moscow Market for Independent Operators

Moscow Fixed business market by services, 1^ 2004, MUSD 39 70 68 26 5 86 85 25 49 7 0 20 40 60 80 100 120 140 160 180 Local DLD/ILD DATA Internet Intellectual network services Large and Enterprise SME SME Source: Ministry of Communications, IKS-Consulting Overall Fixed-Line Market In Moscow (Incumbent and Independent Operators)

Source: Ministry of Communications, IKS-Consulting Moscow Business Fixed-Line Market (Incumbent and Independent Operators)

Carrier and Operator Services: Golden Telecom's Customer Types and Product Mix Telecom's Customer Types and Product Mix Telecom's Customer Types and Product Mix 3Q 2004 GTI Carrier Services Revenue by Customer Type 3Q 2004 Carrier Services Revenue by Product Type Carrier Customers Voice Services Data & Internet Services Mobile Operators Domestic Operators International Carriers 2nd and 3rd Tier ISPs International Carriers - Local numbering Local, DLD, ILD outbound voice traffic Specific (turnkey) solutions - Local numbering - DLD, ILD outbound voice traffic - Termination of inbound voice traffic IP transit MAN network services SDH bandwidth FR & VPN distribution for MNCs customers of international carriers SDH bandwidth between Russia and the rest of the world Domestic Data & Internet 5% CIS carriers 5% Domestic Voice & VoIP 17% Domestic Mobile 40% International carriers 33% Source: 3Q 10Q results

Golden Telecom's "ROL" Brand has a dial-up market share of 24% in the Russian Federation, and 40% market share in Moscow Competition: Moscow: MTU - Inform Regions: local providers (Electrosvyaz) Nationwide: Svyazinvest (not consolidated) Limited transparency providers Mass market product: Distribution channel as opposed to direct sales Low margins necessitate high volumes/broad scale 15,000+ Points of Sale throughout Russia Multi-tiered distribution chain Market is poised for growth Internet market is projected to have +40% growth p.a. with the greatest potential growth now being in Russian regions Internet industry still access driven Fragmented market may allow for consolidation opportunities Low regional penetration rates Expected growth in the deployment of PC and home computers Trends show consumer usage moving to weekends and evenings Subscribers (right axis) Access Revenues (left axis) 1/1/2001 91837 774623 2/1/2001 94739 713743 3/1/2001 101035 917848 4/1/2001 103352 804810 5/1/2001 105837 830156 6/1/2001 152702 1312940 7/1/2001 145618 1258000 8/1/2001 147906 1247000 9/1/2001 158434 1303000 10/1/2001 167678 1422000 11/1/2001 177409 1388500 12/1/2001 185628 1685000 1/1/2002 189024 1814000 2/1/2002 188746 1749000 3/1/2002 191688 1608000 4/1/2002 190834 1583000 5/1/2002 189205 1495000 6/1/2002 182555 1298000 7/1/2002 176352 1443000 8/1/2002 178014 1478000 9/1/2002 191707 1520370 10/1/2002 210560 1743000 11/1/2002 226548 1809000 12/1/2002 242155 2020000 1/1/2003 261459 1995500 2/1/2003 260396 1987300 3/1/2003 278823 2419300 4/1/2003 285190 2265300 5/1/2003 283040 2207700 6/1/2003 280468 2214550 7/1/2003 265966 2093000 8/1/2003 270294 2132000 9/1/2003 291167 2249000 10/1/2003 323134 2543000 11/1/2003 341408 2635000 12/1/2003 364316 2988430 1/1/2004 377331 2953430 2/1/2004 382438 2910550 3/1/2004 400783 3252340 4/1/2004 403052 3015300 5/1/2004 398672 2881210 6/1/2004 381834 2719106 7/1/2004 357823 2659430 8/1/2004 354846 2677350 9/1/2004 376392 3106013 The ISP market to continues to present tremendous growth opportunities for facilities based providers Source: Golden Telecom ROL Brand is the Strongest Internet Brand in Russia

Golden Telecom Mobile Share in Ukraine Source: State Statistics Committee, ITU, Ukrtelecom Golden Telecom's Mobile Strategy: Niche strategy to maximize return on existing investments Minimal CAPEX required or expected 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 Subs q-ty 865 2259 3634 6467 13731 18317 21889 25172 28445 31574 Penetration,% 0.02 0.05 0.08 0.14 0.29 0.39 0.47 0.54 0.62 0.69

Golden Telecom's Winning Strategy For the Future: One Nationwide Operator Equals One- Stop Shopping For Customers High market share in the largest Russian and Ukrainian cities Blue chip customer base - including MNC and Russian enterprises Unmatched breadth and depth of service offering in all customer segments Businesses Operators Consumer Significant internal cash resources Unused debt capacity Access to international financial markets Growth strategy Moscow, St. Petersburg growth Regional growth Expand to new markets and new market segments Growth in-line with the market Cross-selling to the existing customers Capitalize on consolidated market position of Sovintel, Combellga, Comincom Expand regionally replicating the Moscow model Support expansion of our existing customers Expand from the large corporate segment into SME segment Leverage on the consumer customer base Organic growth in major regions Pursue consolidation opportunities in Russia, Ukraine, and other CIS territories Strict acquisition criteria focused on accretion to earnings, enhancement of cash-flow, and a conservative financial approach Core resources Leading market position Access to Capital Superior service offering

Golden Telecom's Network Development Current status Historically, our capacity has been leased from the Rostelecom / Transtelecom duopoly and satellites. Inter-city channel costs are rising in Russia. Opportunistic approach - selective build-out Regional expansion generates higher demand for inter- city channels. We will build our own capacity where justified by current traffic. Expected payback on Moscow-Nizhniy Novgorod-Ufa fiber link expected within 36 months from completion. Ongoing Network Infrastructure Development These projects include: Construction of the inter-city fiber optic network connecting Moscow, Nizhniy Novgorod, Kazan, and Ufa Construction of numbering capacity such as the 10,000 number switch in Ufa Deployment of a wireless local access network in key regional markets Purchase of interconnect infrastructure in major cities Purchase of essential support systems such as billing, least cost routing, mediation, and network interconnect systems

Golden Telecom Moscow Network

Golden Telecom has 80% Network Coverage in Moscow

Core network:

Switching Network:

Telephone Network
- 11 Main Switches
- Switching capacity: 9700 E1's
  - + 800 new E1's in February 2005
- About 300,000 numbers in ABC code
- About 350,000 numbers in DEF code
- Interconnection with Moscow PSTN: 1,500 E1's
- Network serves more than 850 Business Customer's PBXs

Transport Network:

Metropolitan Ethernet Network (MEN) Network:
- 332 nodes in service
- more than 500 Corporate Customers and Carriers
- Main futures: QoS, Firewall, L2VPN

SDH Network
- 396 SDH nodes
- 1,056 SDH MUXes in Customer's premises

Access network:
- 188 ADSL and SDSL DSLAMs
- 8,000 Customers
- Wireless systems: AirSpan, WalkAir, MGW, AirLoop, LMDS. Frequencies: 1.5; 3.5; 10.5; 26 GGhz
- Wi-Fi Pilot Project: 90 wireless access base stations



Golden Telecom, Inc. Investor Presentation

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Formulation of Our Regional Expansion Strategy Goal is to replicate Golden Telecom's successful Moscow model in economically strong population and regional centers in Russian and the CIS Keys to success: focus on corporate market and independence from incumbents Offer "One-Stop Shop" for customers Support existing customers expanding into regions Focus on high margin corporate market Ability to develop independently from incumbent protects margins Sufficient interconnect with local PSTN and building own access network where appropriate Development of sales capabilities in the regions (know-how transfer from Moscow market) Three alternative approaches of regional development: green field, acquisition, building on existing presence All approaches are feasible and decision is based on local circumstances and financial returns Network in Krasnodar city

Current Golden Telecom Network

International connectivity:

- STM-16 from Moscow to Stockholm: IRU with Sonera
- STM-4 from Stockholm to London: IRU with Sprint
- 155M Moscow to New York: from Sonera

Domestic connectivity:

- STM-4(16) to St. Petersburg: IRUs from Sonera, STM-4 Rascom
- Three VC3 Links IRUs from Transtelecom:
  - Moscow – Ekaterinburg-Novosibirsk-Irkutsk-Khabarovsk-Vladivostok;
  - Moscow - Nizhniy Novgorod;
  - Moscow - Voronezh - Samara - Ufa - Ekaterinburg.
- Intercity connection to major cities in European part of Russia: 60 E1 leases from Rostelecom and Transtelecom
- Leased space segment to provide connectivity for 62 owned and customer earth stations used for remote locations and as a back up for terrestrial channels(C-band – 72MHz, Ku-band-18MHz).
- Joint construction of the fiber optic cable from Moscow to Ufa via Nizhniy Novgorod and Kazan with VimpelCom

Golden Telecom, Inc. Investor Presentation Page 27

Special Note Regarding Forward Looking Statements Certain statements contained in this presentation or made during the meeting concerning management's intentions, expectations or predictions are forward looking statements and are made pursuant to the provisions of the Securities Litigation Reform Act of 1995. Such statements include expectations regarding the Russian and Ukrainian macroeconomic conditions, our management team, the growth of the telecommunications markets, our strategy, and financial guidance. It is important to note that the company's actual results may differ materially from those projected in such forward looking statements. Factors that may cause the anticipated results not to occur include unanticipated changes in customer demand, changes in competitive product offerings, increased price competition, change in macroeconomic and political environment, changes in local regulatory regimes, or shifts in our strategy or that of our partners. All forward looking statements are made as of today and Golden Telecom disclaims any duty to update such statements. Additional information concerning factors that could cause results to differ materially from those in the forward looking statements is contained in the Company's filings with the U.S. Securities and Exchange Commission including the Company's quarterly reports on Form 10-Q, current reports on Form 8-K filed during 2004 and 2005, and the Company's annual report on Form 10-K for the year ended December 31, 2003. Copies of these filings may be obtained by contacting Golden Telecom or the SEC. For additional information please contact: Investor Relations: Ranjit Singh e-mail: ir@gldn.net tel.: +7-501-797-9300 fax: +7-501-797-9331 Public relations: Anna Chin Go Pin e-mail: achin@gldn.net tel.: +7-501-797-9300 fax: +7-501-797-9332 www.goldentelecom.com